EXHIBIT 10.2


                              TRADEMARK ASSIGNMENT

         This Trademark Assignment (hereinafter referred to as "Assignment") is effective as of the 12th day of January, 2001, by and between Heritage Consumer Products, LLC., a Delaware limited liability company (hereinafter referred to as "Assignor") having its principal place of business at Brookfield Commons, 246 Federal Road, Suite CL-14, Brookfield, Connecticut 06804, and Health & Nutrition Systems International, Inc. (hereinafter referred to as "Assignee") having its principal place of business at 3750 Investment Lane, Suite 5, West Palm Beach, Florida 33404.

         WHEREAS, Fleet National Bank, as Agent (the "Agent") transferred certain of the assets of the Assignor in which the Agent claimed a security interest to Assignee;

         WHEREAS, Assignor has adopted, used, is using, and is the owner of the trademarks reflected on the trademark registrations and Application for Trademark Registration listed in Schedule A, attached hereto and incorporated herein by this reference, and all other rights appurtenant thereto, including, but not limited to, all common law rights, trade name rights, causes of action, and the right to recover for past infringement (hereinafter collectively referred to as ("Trademarks");

         WHEREAS, Assignee is desirous of acquiring all rights, title, and interest in and to the Trademarks;

         WHEREAS, in connection with the sale by the Agent to the Assignee, Assignor is willing to execute this Trademark Assignment confirming the assignment to Assignee all rights, title, and interest in and to the Trademarks;

         NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns and sells to Assignee all rights, title and interest as Assignor may possess in and to the Trademarks as set forth in Schedule A and goodwill of the business associated therewith.

                                         HERITAGE CONSUMER PRODUCTS, LLC
                                         a Delaware limited liability company

                                         Executed as of this 12th
day of January, 2001.

                                         By:    /s/ Ronald N. Kittner
                                                --------------------------------
                                         Name:  Ronald N. Kittner
                                                --------------------------------
                                         Title: President
                                                --------------------------------

                                   SCHEDULE A

Word Mark:                              ACUTRIM LATE DAY
Goods and Services:                     IC 005, US 018, G&S: APPETITE SUPPRESSANT. FIRST
                                        USE: 19860424. FIRST USE IN COMMERCE: 19860424
Mark Drawing Code:                      (1) TYPED DRAWING
Serial Number:                          73601100
Filing Date:                            May 27, 1986
Published for Opposition:               September 30, 1986
Registration Number:                    1421697
Registration Date:                      December 23, 1986
Owner                                   (REGISTRANT) CIBA-GEIGY CORPORATION
                                        CORPORATION NEW YORK 444 SAW MILL RIVER
                                        ROAD ARDSLEY NEW YORK 10502
Assignment Recorded:                    ASSIGNMENT RECORDED
Attorney of Record:                     JOANN VILLAMIZAR
Prior Registrations                     1266820
Type of Mark:                           TRADEMARK
Register:                               PRINCIPAL
Affidavit Text:                         SECT 15. SECT 8 (6-YR)
Live/Dead Indicator:                    LIVE

                                -----------------------------


Word Mark:                              ACUTRIM COMPLETE
Goods and Services:                     IC 005, US 006 018 044 046 051 052. G&S: Pharmaceutical
                                        products, specifically appetite suppressants
Mark Drawing Code:                      (1) TYPED DRAWING
Serial Number:                          75525378
Filing Date:                            July 24, 1998
Filed ITU::                             FILED AS ITU
Published for Opposition:               October 10, 2000
Owner                                   (APPLICANT) Heritage Consumer Products, LLC LIMITED
                                        LIABILITY COMPANY DELAWARE Breakfield Commons
                                        246 Federal Road, Suite CL-41 Brookfield CONNECTICUT
                                        06804
Attorney of Record:                     GARY I. YINGLING
Disclaimer:                             NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO
                                        USE "COMPLETE" APART FROM THE MARK AS
                                        SHOWN
Type of Mark:                           TRADEMARK
Register:                               PRINCIPAL
Live/Dead Indicator:                    LIVE

                                -----------------------------


Word Mark:                              ACUTRIM
Goods and Services:                     IC 005, US 018, G & S: Appetite Suppressant. FIRST USE:
                                        19821008. FIRST USE IN COMMERCE: 19821008
Mark Drawing Code:                      (1) TYPED DRAWING
Serial Number:                          73400290
Filing Date:                            October 18, 1982
Published for Opposition:               November 22, 1983
Registration Number:                    1266820
Registration Date:                      February 14, 1984
Owner                                   (REGISTRANT) Ciba-Geigy Corporation d.b.a. Ciba
                                        Consumer Pharmaceuticals CORPORATION NEW YORK
                                        444 Saw Mill River Road Ardsley NEW YORK 10502
Assignment Recorded:                    ASSIGNMENT RECORDED
Type of Mark:                           TRADEMARK
Register:                               PRINCIPAL
Affidavit Text:                         SECT 15. SECT 8 (6-YR)
Live/Dead Indicator:                    LIVE


                                      A-2